UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2025

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)

(775) 446-4418
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Item 8.01. Other Events.

On August 30, 2024, Aqua Metals, Inc. (the “Company”) entered into an ATM Sales Agreement (“Sales Agreement”) with The Benchmark Company, LLC (“Agent”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (“Common Stock”), to or through the Agent as its sales agent. Pursuant to the Sales Agreement, sales of the Common Stock were initially made under the Company’s Registration Statement on Form S-3 (File No. 333-267780) and an applicable prospectus supplement (“Prior Registration Statement”). The Prior Registration Statement expired on October 19, 2025.

On October 17, 2025, the Company filed a new Registration Statement on Form S-3 (File 333-290948), which became effective pursuant to Section 8(a) of the Securities Act of 1933 on November 5, 2025 (“New Registration Statement”), and on December 2, 2025 the Company filed a prospectus supplement under the New Registration Statement for the continuation of sales of Common Stock under the Sales Agreement.

A copy of the opinion of Greenberg Traurig, LLP with respect to the validity of the shares that may be sold and issued under the New Registration Statement pursuant to the Sales Agreement is attached as Exhibit 5.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is also being filed for the purpose of filing (i) an amendment to the Sales Agreement as Exhibit 1.1 hereto reflecting the continuation of sales under the New Registration Statement and certain other immaterial amendments and (ii) the opinion and consent of Greenberg Traurig, LLP as Exhibits 5.1 and 23.1 hereto, and such exhibits are hereby incorporated by reference into the New Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
1.1	Amendment No. 1 to Sales Agent Agreement dated December 2, 2025 between the Company and The Benchmark Company, LLC
5.1	Opinion of Greenberg Traurig, LLP
23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: December 2, 2025	/s/ Eric West
Eric West,
Chief Financial Officer